SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



     WYOMING                          000-24262                  91-1363905
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                            3131 East Camelback Road
                                    Suite 200
                                     Phoenix
                                  Arizona 85016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (877) 576-0277
                            (ISSUER TELEPHONE NUMBER)

                    c/o St. James Resource Management Limited
                                16 Hanover Square
                         London, W1S 1HT, United Kingdom
                    ------------------------------------------
                             FORMER NAME AND ADDRESS

         ===============================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


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Although  Registrant  believes  that the  expectations  reflected in the forward looking  statements are reasonable,  Registrant cannot guarantee future results,
levels  of  activity,  performance  or  achievements.   Except  as  required  by
applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 8, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement (the "Agreement") by and among Great West Gold, Inc., a Wyoming corporation ("Great West"); the shareholders of Ambassador Gold Limited (collectively Ambassador and the Ambassador shareholders shall be known as the "Ambassador Group"), Great West purchased all of the outstanding shares of Ambassador from the Ambassador shareholders for a total of 7,000,000,000 shares of Great West's common stock to the Ambassador shareholders. Pursuant to the agreement, Ambassador became a wholly owned subsidiary of Great West.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Great West purchased all of the outstanding shares of Ambassador for a total of 7,000,000,000 shares of Great West's common stock and Ambassador became a wholly owned subsidiary of Great West. The following sets forth a summary of the Ambassador mines:

The Ambassador property is approximately 1,600 acres located in Yavapai County in Arizona. The project is located in the Black Hills Mining District, which is immediately south of the Verde Mining District and immediately west of the Cherry Creek Mining District. Each of these districts has seen significant past production of gold, silver and copper. Well-known area mines include the United Verde, United Verde Extension, Yaeger, Monarch and Logan Mines.

The regional geological setting is predominantly preCambrian, with an embayment of quartz diorite bounded by schist to the north and east and by the Shylock Fault Zone to the west. Locally, the principal types of gold deposits are (1) preCambrian gold-quartz veins in igneous rocks (the type of deposit at the Ambassador), (2) Mesozoic or Tertiary gold and gold-silver veins in metamorphic rocks and (3) scattered preCambrian gold-quartz-tourmaline VMS deposits.

In the Ambassador project area, the dominant rock type is quartz diorite. In the western part of the claim block (West Hills), dikes of granodiorite porphyry cut across the quartz diorite. At the Ambassador mine and in the East Hills Area east of the mine, there are gold-quartz hypothermal veins, which were deposited under conditions of high temperature and pressure, probably genetically related to the later stages of emplacement of the preCambrian age quartz diorite mass.

Ambassador has no proven reserves at this time. In addition, Ambassador has no tangible liabilities or operations and their sole asset consists of mining rights. Based upon same, no financial statements will be filed for Ambassador since the entire purchase price consists of common stock will be expensed.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 8, 2005, pursuant to the Agreement, Great West agreed to issue a total of 7,000,000,000 shares of the Company's common stock to the Ambassador shareholders in exchange for all of the outstanding shares of SIG in the following manner:

         Madsen, Inc.                    1,000,000,000
         Abaxis, Inc.                    1,000,000,000
         Amstart Limited                 1,000,000,000
         Aspen Limited                   1,000,000,000
         Bayline S.A.                    1,000,000,000
         Chemix Corporation              1,000,000,000
         Firea Group, Inc.               1,000,000,000


These shares were issued in reliance on an  exemption  from  registration  under
Section 4(2) of the Securities Act of 1933. These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since these received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

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
ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)         Financial Statements of Business Acquired.


            Not Applicable

(b) Pro Forma Financial Information.

            Not Applicable

(c)         Exhibits.


10.0 Stock Purchase Agreement dated November 8, 2005 between Great West Gold, Inc. and Ambassador Gold Limited


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                      GREAT WEST GOLD, INC.

                       By: /s/ Richard Axtell
                           ------------------
                           Richard Axtell
                           President


Dated: November 9, 2005


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